Exhibit 99.1

NYSE American Symbol – UEC

Uranium Energy Corp Achieves Key Milestone at the Burke Hollow ISR Project with Installation of 106 Monitor Wells in the First Production Area

Highlights:

●	Located in South Texas, Burke Hollow’s initial Production Area Authorization 1 (“PAA-1”) is the newest and largest In-Situ Recovery (“ISR”) wellfield being developed in the United States.

●	Completing installation of the 106 monitor wells for PAA-1 marks a significant milestone achievement towards ISR uranium production at the Burke Hollow project (the “Project”).

●	This is a significant development for UEC and an important step in America’s nuclear fuel supply chain to provide safe, clean and reliable carbon-free energy.

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Advancing Burke Hollow towards production is timely as the U.S. looks to reduce its imports of Russian uranium. The U.S. National Nuclear Security Administration (NNSA) has recently begun the process to acquire U.S. produced uranium for America’s strategic Uranium Reserve. NNSA has issued an initial solicitation to purchase up to approximately one million pounds of domestically produced uranium.

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With the successful installation of the PAA-1 monitor well ring, UEC plans to transition into additional exploration and delineation drilling within the 19,336-acre Project to define additional production areas.

●	UEC’s South Texas hub-and-spoke strategy is anchored by its fully licensed Hobson Processing Plant and five ISR projects, including its fully permitted Palangana, Goliad and Burke Hollow projects.

●	To learn more about the environmental, social and low-cost advantages of uranium In-Situ Recovery, visit https://www.uraniumenergy.com/projects/isr/

Corpus Christi, TX, July 27, 2022 - Uranium Energy Corp (NYSE American:  UEC; “UEC” or the “Company”) is pleased to announce that it has completed the installation of the 106 monitor wells necessary for its first Production Area Authorization at its Burke Hollow Project located in Bee County, Texas. The planned production area is approximately two miles in length and, once complete, will constitute the largest production area ever to be developed in South Texas.

Andy Kurrus, VP of Resource Development stated: “We are pleased to have completed the installation of the Burke Hollow PAA-1 monitor well ring, a critical step towards uranium extraction.

We have also defined resources outside of PAA-1 at the Project, including several exploration targets and anomalous areas that have only been lightly explored. We expect this to translate into an extensive Project pipeline with additional exploration drilling and production area development in the near future. The development of Burke Hollow, the only recent uranium discovery in the United States, is the largest Goliad Formation deposit ever discovered in the South Texas Uranium Trend.”

In this stage of Project advancement, well development and baseline sampling are expected to be complete by mid-August followed by aquifer testing. Preparation for an authorization application which sits within the current mine permit for the Project, is planned for submittal prior to the end of the calendar year.

NYSE American Symbol – UEC

The mineralization in PAA-1 is hosted within the Pliocene aged Goliad Formation, in what the Company has termed the “Lower B Sand”. This unit, positioned at approximately 390 to 450 feet in depth, is comprised of four sub-units of mineralization.

In 2017, UEC refocused and then concentrated its Burke Hollow efforts by specifically targeting this area with the delineation drilling necessary to expand the resources identified earlier in the Project. Commencement of the permitting phase began in 2019 with the conclusion of the delineation campaign that was immediately followed by the first round of monitor well installations.

About Uranium Energy Corp

Uranium Energy Corp is America’s leading, fastest growing, uranium mining company listed on the NYSE American. UEC is a pure play uranium company and is advancing the next generation of low-cost, environmentally friendly In-Situ Recovery (ISR) mining uranium projects. The Company has two production ready ISR hub and spoke platforms in South Texas and Wyoming, anchored by fully licensed and operational processing capacity at the Hobson and Irigaray plants. UEC also has seven U.S. ISR uranium projects with all of their major permits in place. Additionally, the Company has other diversified holdings of uranium assets, including: (1) one of the largest physical uranium portfolios of U.S. warehoused U3O8; (2) a major equity stake in the only royalty company in the sector, Uranium Royalty Corp.; and (3) a pipeline of resource-stage uranium projects in Arizona, Colorado, New Mexico and Paraguay. The Company’s operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE American: UEC

WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian securities laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Many of these factors are beyond the Company’s ability to control or predict. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities.